EX-4.1


           NUMBER                                              SHARES
                                [SMARTPROS LOGO]
PRO

                                                          CUSIP 83171G 10 3
INCORPORATED UNDER THE LAWS OF                             SEE REVERSE FOR
     THE STATE OF DELAWARE                               CERTAIN DEFINITIONS


                                 SMARTPROS LTD.



--------------------------------------------------------------------------------

This
Certifies
that








is the
owner of

--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                              $.0001 PER SHARE OF



================================  SMARTPROS LTD. ===============================

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:


                                  SMARTPROS LTD.

                                    CORPORATE
       -------------------                              -------------------
        SIGNATURE TO COME             SEAL               SIGNATURE TO COME
       -------------------            1999              -------------------

                                     DELAWARE


           SECRETARY                                      VICE CHAIRMAN OF
                                                          THE BOARD OF
                                                          DIRECTORS



COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                          TRANSFER AGENT
                                          AND REGISTRAR
BY

                                      AUTHORIZED OFFICER

       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common                UNIF GIFT MIN ACT- ........ Custodian ...........
TEN ENT  -as tenants by the entireties                           ( Cust )            ( Minor )
JT TEN   -as joint tenants with right of                         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act. .........
          in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For value received _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________


_____________________________________________



________________________________________________________________________________
[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock of the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________



                        ________________________________________________________
                        THE SIGNATURE TO THIS  ASSIGNMENT  MUST  CORRESPOND WITH
                NOTICE: THE NAME AS WRITTEN UPON THE FACE OF THE  CERTIFICATE IN
                        EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                Signature(s) Guaranteed:


                ________________________________________________________________
                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.